UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 12, 2006

Western Digital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08703	33-0956711
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20511 Lake Forest Drive, Lake Forest, California		92630
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 672-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

In meetings with investors and analysts and at an investment conference this week, Company executives will provide investors with updates regarding current conditions in the hard drive industry. Specifically, the Company expects to communicate the following:

• Demand in the desktop and notebook hard drive markets in the June quarter is seasonally soft.

• Demand in the PVR/DVR market is helping to partially mitigate the quarter’s seasonality.

• Pricing in the quarter is also exhibiting anticipated seasonal trends, albeit at the higher end of historical declines.

• Weeks of inventory in the distribution channel for the industry and for the Company are being well managed, within the long-stated acceptable range of 4 to 6 weeks.

• Historically, June quarter shipment patterns are more back-end loaded than other quarters. As a result, business in the remainder of the quarter will determine the Company’s June quarter financial performance.

• The Company’s new technology programs continue to progress on plan.

• Supply of media is anticipated to remain tight—glass more so than aluminum-- through at least the balance of this calendar year.

• The Company believes the long term fundamentals and drivers for growth for the hard drive industry and for WD, continue to be in excellent shape.

This Form 8-K contains forward-looking statements, including statements concerning the Company’s expectations regarding demand in the desktop and notebook hard drive markets, pricing, inventory and the effects of seasonality in the fourth quarter of fiscal 2006, the progress of the Company’s new technology programs, the Company's expectations regarding the supply of media and its beliefs regarding the industry's and the Company's long term fundamentals and drivers for growth. These forward-looking statements are based on current management expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements, including: pricing trends and fluctuations in average selling prices (ASPs); actions by competitors; supply and demand conditions in the hard drive industry; changes in availability and cost of specialized product components, including media; changes in product and customer mix; uncertainties related to the development and introduction of products based on new technologies and the successful expansion into new hard disk drive markets, including the 2.5-inch and sub 2.5-inch markets; difficulties in reducing yield losses from complex manufacturing processes; business conditions and growth in the desktop, 2.5-inch notebook, consumer electronics, handheld, SATA and enterprise markets; and other risks and uncertainties listed in the Company’s most recent Form 10-Q filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Digital Corporation

June 12, 2006	By:	Raymond M. Bukaty

Name: Raymond M. Bukaty
Title: Senior Vice President, Administration, General Counsel and Secretary